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                                                  EXHIBIT 1

                    JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on
Schedule 13D (including amendments thereto) with respect to the common stock, par value $.10 per share of BJ Services Company and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 16th day of May, 1995.

                                   ICAHN HOLDING CORPORATION



                                   By: /s/ Richard T. Buonato
                                        Richard T. Buonato
                                   Its: Vice President and
                                        Controller


                                   HIGHCREST INVESTORS CORP.



                                   By:  /s/ Richard T. Buonato
                                        Richard T. Buonato
                                   Its: Senior Vice President and
                                        Treasurer


                                   ACF INDUSTRIES HOLDING CORP.



                                   By: /s/ Richard T. Buonato
                                        Richard T. Buonato
                                   Its: Vice President and
                                        Secretary


                                   ACF INDUSTRIES, INCORPORATED



                                   By:  /s/ Robert J. Mitchell
                                        Robert J. Mitchell
                                   Its: Treasurer and Secretary


                                   RIVERDALE INVESTORS CORP., INC.
                                   UNICORN ASSOCIATES CORPORATION
                                   CHELONIAN CORP.



                                   By:  /s/ Gail Golden
                                        Gail Golden
                                   Its: Vice President and
                                        Secretary


                                   HIGH RIVER LIMITED PARTNERSHIP

                                   By:  RIVERDALE INVESTORS CORP.,
                                        INC.
                                   Its: General Partner



                                   By:  /s/ Gail Golden
                                        Gail Golden
                                   Its: Vice President and
                                        Secretary


                                   /s/ Carl C. Icahn
                                   Carl C. Icahn



















            [Joint Filing Agreement for Schedule 13D
              with respect to BJ Services Company]